SUPPLEMENT TO PROSPECTUS

     This Supplement is filed pursuant to Rule 497 (d) with regard to Equity Investor Fund, Select Series Principled Values Portfolio 2001 Series A, Defined Asset Funds.

The text of the supplement to the Prospectus dated February 21, 2001 is as follows:

                        Supplement dated March 29, 2001
                   To Prospectus dated February 21, 2001, of
                              Equity Investor Fund
                              Defined Asset Funds

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The following text should be inserted at the end of the paragraph under the section "5. How have Principled Values Portfolios performed in the past?" in the Risk/Return Summary:

"The performance information in this prospectus was calculated through December 31, 2000. Since then, securities markets have experienced considerable turbulence, and market prices of securities generally have declined significantly. As a result, the past performance for outstanding Portfolios shown in this prospectus has likely declined significantly. It is also possible that securities prices generally and Portfolio performance may continue to decline. More up-to-date performance information will be provided on the Sponsors' web site -- www.definedfunds.com -- and to financial professionals as it becomes available."


                                                               100818RR - 02/01